FISCAL YEAR 2011
FIRST QUARTER REVIEW

LEN E. WILLIAMS
President and Chief Executive Officer

ERIC S. NADEAU
EVP and Chief Financial Officer

February 23 - 25, 2011

Home Federal Bancorp, Inc.
Home Federal Bank

OUR VISION

To be the dominant,
multi-billion dollar
bank of choice
in the markets we serve

Home Federal Bancorp, Inc.

February 23 - 25, 2011

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Concluding comments and Q&A

A Brief 90-Year History

January 1, 1920

Established as Home Federal Savings and Loan Association

August 2000

Started Walmart in-store expansion. As many as ten. Began to unwind in 2003. Three remain today

December 6, 2004

Stock conversion to Home Federal Bank. Formed MHC. Raised $53.7 million

September 2006

Committed to commercial banking. Hired Len E. Williams as President. Became CEO in early 2007. New executive team developed over next two years

December 19, 2007

Second step conversion raised $87.8 million

August 7, 2009

FDIC-assisted acquisition of Community First Bank

July 30, 2010

FDIC-assisted acquisition of LibertyBank



$1
$21
$139
$327
$417
$744
$690
$761
$710
$725
$828
$1,482
1920
1940
1960
1980
2000
2002
2004
2005
2006
2007
2008
2009
2010
Total Assets, in millions

Directors and Executive Officers

DIRECTORS

- Daniel L. Stevens, Chairman
  - Former President and CEO
- Len E. Williams
  - President and CEO
- N. Charles Hedemark
  - Former COO, Intermountain Gas
- Richard J. Navarro
  - CFO, Albertsons LLC
- James R. Stamey
  - Former Idaho President, U.S. Bank
- Robert A. Tinstman
  - Former CEO of Morrison-Knudsen
- Brad J. Little
  - Lieutenant-Governor of Idaho

EXECUTIVE OFFICERS

- Len E. Williams
  - President and CEO
- Eric S. Nadeau
  - EVP, Chief Financial Officer
- R. Shane Correa
  - EVP, Chief Banking Officer
- Cindy L. Bateman
  - EVP, Chief Credit Officer

Home Federal

Leadership Team –100 years in Top 4


Len Williams
President/CEO
Deb Plitt
Assistant
Eric Nadeau
EVP CFO
Cindy Bateman
EVP CCO
Shane Correa
EVP CBO
Jim Johnson
President CEL
Debra Hodge
SVP HR Director
David Eldred
SVP Marketing & Product Dev.
Dirk Scott
VP Mortgage Division
Accounting
Finance
Facilities
Information Tech. & Operations
Risk Management
Board Audit Committee
Audit Services
Credit Admin
Loan Review
Special Assets
Loan Services
Consumer Credit Services
Construction Services
Idaho Region
Central Oregon Region
Western Oregon Region
Sales Support Training
Merchant Services
Investment Services
Treasury Management
Call Centers
Employee Relations
Recruiting
Training
Payroll
Public Relations
Advertising
Distribution Support
New Product Development
Home Federal Bank

Diverse Market Demographics


Washington
Montana
Western Oregon 10 Branches $400 million
Portland
Central Oregon 10 Branches $289 million
Idaho 14 Branches $418 million
Eugene
Bend
Boise
Oregon
Idaho
Mountain Home
Grants Pass
Medford

At December 31, 2010

Loan Portfolio Mix


$400
$350
$300
$250
$200
$150
$100
$50
$0
$293.6
$134.9
$336.7
$148.9
September 2006
September 2007
September 2008
September 2009
September 2010
December 2010
1-4 Family Residential
Commercial
Construction and Development
Consumer

Dollars in millions

Home Federal

Loan Portfolio Mix – 2006 to 2010

December 31, 2010



Leases
5,678
Home equity and consumer
62,497
C&I and EFA
92,895
1-4 Family
148,916
CRE
217,462
Construction
41,342
Multi-family
20,639

December 31, 2006



Home equity and consumer
33,497
1-4 Family
260,675
CRE
118,061
Multi-family
7,185
Construction
21,632

In thousands of dollars

Home Federal

Deposit Growth - Core Deposit Focus


$700
$600
$500
$400
$300
$200
$100
$0
$613.7
$492.0
September 2006
September 2007
September 2008
September 2009
September 2010
December 2010
Core Deposits (DDA, NOW, Savings, Money Market)
Time Deposits

Dollars in millions

Home Federal

Deposit Portfolio Mix – 2006 to 2010

December 31, 2010


Noninterest
Checking
134,652
Certificates
492,032
Interest
Checking
231,590
Money
Market
172,657
Savings
74,681

December 31, 2006


Noninterest
Checking
37,939
Certificates
233,888
Interest
Checking
93,420
Money
Market
36,853
Savings
23,023

In thousands of dollars

Home Federal Bancorp, Inc.

February 23 - 25, 2011

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Concluding comments and Q&A

Home Federal Bancorp, Inc.

- Listed on NASDAQ Global Select Market – HOME
- Included in Russell 2000 Index
- 16,710,025 common shares outstanding 12/31/2010
- Tangible book value per share $11.83 at 12/31/2010
- Market capitalization of $181.6 million
- Highly capitalized at 12/31/2010
  - Bank total risk-based capital ratio 26.6%
  - Bank Tier 1 capital ratio 10.6%
  - Parent tangible common equity ratio 14.3%

Total Return - HOME


Since Conversion
50.0%
25.0%
0.0%
-25.0%
-50.0%
12/31/2007
12/31/2008
12/31/2009
12/17/2010
14.4%
13.9%
-32.4%
HOME
Russell 2000
SNL Bank and Thrift

Source: SNL Financial

Capital Maintenance

- Share repurchase plan in place
  - Authorizes 5%, or 808,255 shares
  - Repurchased 202,700 shares at $10.51 in February
  - Target < 90% of TBV
- Quarterly dividend of $0.055 per share
  - 2.00% yield
  - Holding company has $55 million of liquid capital
  - Not dependent on subsidiary for dividend upstream
- Target TCE ratio of 8% - 10%
  - $700 million of asset acquisition capacity

Institutional and Insider Ownership

Schedule 13 filers own 47%

Top 10 shareholders own 64%

52-Week average daily volume – 42,000

Insiders beneficially own 5%, approximately 12% with ESOP


Columbia Management Investment Advs LLC 5%
Wellington Management Co. LLP 6%
Keeley Asset Management Corp 9%
Firefly Value Partners LP 9%
Capital World Investors 9%
Home Federal Bancorp ESOP and 401k 9%
Other 52%
Other Institutions and Funds 36%
Other 16%
Schedule 13 Filers

Home Federal

Home Federal Bancorp, Inc.

February 23 - 25, 2011

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Concluding comments and Q&A

Home Federal

Community First Bank Acquisition

- August 7, 2009 FDIC-assisted purchase of Community First Bank, Prineville, Oregon
- Acquired $190 million of assets, $143 million of deposits and $19 million of borrowings
- FDIC reimburses 80% of first $34 million of losses and 95% thereafter
- 7 branches in Central Oregon including Bend, Prineville, La Pine and Madras
- Recorded gain of $15.6 million, net of tax
- Focus on deposit growth – weakened competitors

LibertyBank Acquisition

- July 30, 2010 FDIC-assisted purchase of LibertyBank, Eugene, Oregon
- Acquired \$269 million of loans and leases[1], \$677 million of deposits[1], received \$314 million of cash
- FDIC reimburses 80% of all losses
- Asset discount, net of deposit premium, was \$23 million
- 16 branches in Central and Western Oregon including overlap in Bend and Redmond
- Pre-tax bargain purchase gain of \$3.2 million

1 - Acquisition date book value, before purchase accounting marks

Home Federal Bancorp, Inc.

Comparative Summary Balance Sheets

($000s)	12/31/10	9/30/10	9/30/09	9/30/08
Cash and equivalents	$ 212,246	$ 416,426	$ 49,953	$ 28,270
Investment securities	426,192	275,180	169,320	188,787
BOLI and FHLB stock	30,259	30,154	22,340	21,181
Loans, net	573,400	621,011	511,491	462,644
Repossessed assets and REO	25,147	30,481	18,391	650
Other assets [1]	113,410	104,992	56,404	23,538
Total assets	$ 1,380,654	$ 1,482,861	$ 827,899	$ 725,070
Deposits	$ 1,105,612	$ 1,189,662	$ 514,858	$ 372,925
Borrowings	60,368	67,622	84,737	136,972
Other liabilities	13,176	20,489	18,639	9,986
Stockholders' equity	201,498	205,088	209,665	205,187

1 - Other assets includes FDIC indemnification asset of $64.6 million

Asset Quality Metrics

$ millions	12/31 2010	Fiscal 2010	Fiscal 2009
Nonperforming loans	$ 40.0	$ 35.0	$ 38.5
Noncovered	$ 18.5	$ 9.7	$ 11.8
Real estate owned	$ 25.1	$ 30.5	$ 18.4
Noncovered	$ 9.4	$ 10.0	$ 10.9
NPL / Loans [1]	5.25%	2.64%	2.93%
Allowance for loan loss	$ 15.4	$ 15.4	$ 28.7
ALLL – Noncovered	$ 12.0	$ 11.9	$ 11.9
Noncovered ALLL / Loans[1]	3.40%	3.24%	2.88%
Provision for loan loss	$ 3.0	$ 10.3	$ 16.1
NCO / Loans [1]	2.51%	2.51%	1.82%
Credit marks on PCI	$ 49.4	$ 60.7	$ 14.1


Nonperforming Assets
Millions
$50.0
$40.0
$30.0
$20.0
$10.0
$-
September 2009
September 2010
December 2010
Noncovered
Covered


Noncovered Classified/Criticized Loans
Millions
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
Watch and OAEM
Substandard

1 – Ratio excludes loans covered by loss sharing agreements

Capital Adequacy – Home Federal Bank


30%
25%
20%
15%
10%
5%
0%
10.6%
25.3%
26.6%
14.3%
Core
Tier 1 risk-based
Total risk-based
Parent TCE
Regulatory
December 31, 2010

- Bancorp has $55 million additional capital
- 46% liquidity ratio
- 52% loan to deposit ratio
- 97% US GSE securities
- $236.7 million, or 40% of the loan portfolio has FDIC coverage

Summary Statements of Income

In millions	2011 Q1	2010 Q1	2010 FY	2009 FY
Interest income	$ 11.2	$ 8.9	$ 37.5	$ 35.8
Interest expense	2.9	2.5	10.3	12.0
Net interest income	8.3	6.4	27.2	23.8
Provision for loan losses, net	1.0	0.7	9.3	16.1
Noninterest income, adjusted	4.3	2.9	12.4	9.3
Bargain purchase gain	-	-	3.2	-
Noninterest expense	13.8	9.1	40.8	29.0
Loss before taxes	(2.2)	(0.5)	(7.3)	(12.0)
Income taxes	(0.9)	(0.2)	(2.9)	(4.8)
Income before extraordinary	(1.3)	(0.3)	(4.4)	(7.2)
Extraordinary gain, net	-	-	0.3	15.3
Net income (loss)	$ (1.3)	$ (0.3)	$ (4.1)	$ 8.1

Impact of credit on earnings in 2010 FY

- Provision for loan loss - $10.3 million
  - $9.2 noncovered
- Other expenses through nine months includes:
  - Two core operating platforms and some redundant positions
  - $1.1 million related to REO taxes, legal and insurance fees
  - $3.2 million related to REO provisions
    - We use liquidation value and update appraisals quarterly
- These credit costs aggregated to $13.5 million
- Refuse to loosen credit standards to chase yield
- Other significant items
  - ~$1.5 million of marginal revenue foregone due to liquidity
  - ~$1.0 million in acquisition-related expenses

Impact of consolidation efforts

- Final core platform integration weekend of 3/5/11
- Expense saves through operations consolidation
  - $350,000 (quarterly run rate 2011Q3)
- Expense saves through branch consolidation
  - Closed 2 LibertyBank branches $130,000 (quarterly 2011Q2)
  - 2 Wal-Mart branches remain $ 45,000 (quarterly 2011Q3)
  - Continue to review branches in Idaho and Central Oregon
    - Target network average of $35 million
    - Target no branches below $20 million
- Continue to drive down operating expenses through stabilization and standardization

Home Federal Bancorp, Inc.

February 23 - 25, 2011

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Concluding comments and Q&A

Home Federal

FDIC Opportunities

FDIC failures are increasing in the Pacific Northwest and Intermountain Region

Over 20% of the financial institutions in Washington, Oregon and Utah were operating under a Regulatory Order during 2010

Absence of loan demand in primary markets results in acquisition providing the best long-term growth solution


Washington
Montana
North Dakota
South Dakota
Oregon
Idaho
Wyoming
Nebraska
Nevada
Utah
Colorado
Kansas
California



Home Federal

Acquisition Opportunities

Target market areas

FDIC-assisted transactions

- Acquired Community First due to Central Oregon opportunities
- Expanded Oregon markets with LibertyBank
- Focused on in-market deals

Traditional M&A

- Boards and management teams are fatigued
- Capital difficult to raise for small banks
- Inability to repay TARP
- Opportunities to acquire at discount to book



Washington
Montana
Oregon
Idaho

Home Federal

Home Federal Bancorp, Inc.

February 23 - 25, 2011

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Concluding comments and Q&A

Concluding Comments

- Highly capitalized
  - Relative strength in a weakening economy
  - Ability to withstand continued asset quality deterioration
- Deposit portfolio growth and mix improvement
- Strong management team and board
- Significant earnings power on the sidelines
  - Highly liquid balance sheet
- Acquisitive growth needed to prosper in future years
  - Without acquisitions, loans are < $400M
- FDIC loss share provides protection on covered assets

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Home Federal
BANCORP, INC.

FISCAL YEAR 2011
FIRST QUARTER REVIEW

LEN E. WILLIAMS
President and Chief Executive Officer

ERIC S. NADEAU
EVP and Chief Financial Officer

February 23 - 25, 2011